SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           ---------------------------


                Date of Report (Date of earliest event reported):
                                 AUGUST 17, 2000

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                            (State of Incorporation)

        1-14764                                          11-3415180
(Commission File Number)                    (IRS Employer Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                            (State of Incorporation)

        1-9046                                            11-2776686
(Commission File Number)                    (IRS Employer Identification Number)

                  1111 STEWART AVENUE, BETHPAGE, NEW YORK 11714
                    (Address of Principal Executive Offices)

               Registrants' telephone number, including area code:
                                 (516) 803-2300

ITEM 5.  OTHER EVENTS

         The following description amends and supercedes the description included in the Registrants' Form 8-K filed with the SEC on July 3, 2000:

         On June 19, 2000, Cablevision Systems Corporation ("Cablevision") commenced an action in the Delaware Court of Chancery to protect its rights regarding an agreement, dated as of March 28, 2000, among Excite@Home, AT&T Corp., Comcast Corporation and Cox Communications, Inc. Cablevision sought a temporary restraining order to prevent consummation of the transactions contemplated by that agreement.

         On June 22, 2000, Excite@Home, AT&T, Comcast and Cox voluntarily agreed not to take any action towards consummating their announced transaction, including the filing of their amended charter, until after resolution of Cablevision's claims at a trial.

         On June 30, 2000, Excite@Home, AT&T, Comcast and Cox filed answers in the Delaware Court of Chancery to Cablevision's complaint. In addition, Excite@Home asserted counterclaims against Cablevision seeking to rescind its agreements with Cablevision and cancel the Excite@Home warrants owned by Cablevision. In the alternative, Excite@Home sought an award of money damages and a decree requiring Cablevision to comply with the provisions of its distribution agreement with Excite@Home.

         On August 17, 2000, Cablevision and Excite@Home announced that the parties agreed to dismiss Cablevision's claims against Excite@Home and its partners immediately, and Cablevision consented to Excite@Home's completion of the transactions contemplated by the March 28, 2000 agreement. Cablevision and Excite@Home further agreed to dismiss without prejudice Excite@Home's claims against Cablevision.


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



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS

         None.

























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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Cablevision Systems Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CABLEVISION SYSTEMS CORPORATION



                                    By: /s/ Andrew B. Rosengard
                                       -----------------------------------------
                                       Name:  Andrew B. Rosengard
                                       Title: Executive Vice President Financial
                                              Planning and Controller



Dated: August 22, 2000



         Pursuant to the requirements of the Securities Exchange Act of 1934, CSC Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CSC HOLDINGS, INC.



                                    By: /s/ Andrew B. Rosengard
                                       -----------------------------------------
                                       Name:  Andrew B. Rosengard
                                       Title: Executive Vice President Financial
                                              Planning and Controller



Dated:  August 22, 2000










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